UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
——————
FORM 8-K/A
——————
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
——————
Date of report (Date of earliest event reported): March 6, 2015

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
——————

NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
——————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Employers Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to correct a typographical error in the Company’s Current Report on Form 8-K furnished on March 6, 2015 (the “Original Filing”). The header to the table contained in the Original Filing was incorrectly labeled “Months Since Start of Accident Year” when it should have been labeled “Months Since End of Accident Year.” The entire text of the Original Filing is set forth below. Other than to correct the header, the Company has made no changes to the information contained in the Original Filing.

Section 7 – Regulation FD
Item 7.01   Regulation FD Disclosure

The operating subsidiaries of Employers Holdings, Inc. (the “Company”) recently filed their statutory annual statements for the year ended December 31, 2014. Employers Insurance Company of Nevada, Employers Compensation Insurance Company, Employers Preferred Insurance Company, and Employers Assurance Company filed their respective 2014 statutory statements in the states where each is licensed to write business.
In interpreting the loss data provided in Schedule P to these statutory filings, users of these financial statements should consider the following important factors.

•	Adjustments related to the Loss Portfolio Transfer Quota Share Agreement (LPT Agreement)
Note 2 in the “Notes to Financial Statements” in each statutory filing provides information on adjustments to estimated ceded reserves related to the LPT Agreement that are reflected in the loss data for the accident years prior to 2005.

•	Claims Settlement Initiative
Starting in late 2013, the Company implemented an initiative to more aggressively settle claims pending in southern California, particularly for accident years 2009 through 2013. This initiative resulted in increased paid loss development in those recent accident years which is reflected in the Company’s subsidiaries’ paid losses in Schedule P of the respective statutory filings. The Company expects minimal additional development on these settled claims.
To illustrate the impact of this claims settlement initiative, the ratios of settlement payments to total payments in California are shown below.
EMPLOYERS California Losses
Ratio of Settlement Patterns to Total Payments Including Loss Payments Only(1)(2)
As of 9/30/2014

	Months Since End of Accident Year
Accident Year	9	21	33	45	57

2005					15%
2006				12%	14%
2007			11%	14%	15%
2008		10%	14%	17%	19%
2009	5%	13%	18%	20%	21%
2010	5%	12%	17%	20%
2011	7%	16%	21%
2012	10%	20%
2013	18%
1) Excludes all loss adjustment expenses (defense and cost containment and adjusting and other)
2) The displayed ratios are applicable to the California portion of the Schedule P for each of the Company’s subsidiaries due to the intercompany pooling agreement.
In 2014, the Company expanded the claims settlement initiative to all of the states in which it operates. The impact of the more aggressive settlement of claims will be reflected in Schedule P of subsequent statutory filings.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K.
Forward-Looking Statements
In this Current Report on Form 8-K, the Company and its management discuss and make statements based on currently available information regarding their intentions, beliefs, current expectations, and projections regarding the Company's future operations and performance. Certain of these statements may constitute "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often identified by words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely," or "continue," or other comparable terminology and their negatives.
The Company and its management caution investors that such forward-looking statements are not guarantees of future performance. Risks and uncertainties are inherent in the Company’s future performance. Factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements include, among other things, those discussed or identified from time to time in the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the risks detailed in the Company’s Quarterly Reports on Form 10-Q, the Company’s Annual Reports on Form 10-K, the impact of the Company’s claim settlement initiatives, and expectations regarding additional development of certain claims.
All forward-looking statements made in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. The business and results of the Company could be affected by, among other things, competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, the frequency and severity of catastrophic events, actual loss experience including increased loss costs nationally and in California, uncertainties in the loss reserving and claims settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments, accounting changes, the amount and timing of reinsurance recoverables, credit developments among reinsurers, changes in the cost or availability of reinsurance, market developments (including adverse developments in financial markets as a result of, among other things, changes in local, regional or national economic conditions and volatility and deterioration of financial markets), credit and other risks associated with the Company’s investment activities, significant changes in investment yield rates, rating agency action, possible terrorism or the outbreak and effects of war, economic, political, regulatory, insurance and reinsurance business conditions (including pricing conditions), relations with and performance of employees and agents, observed market conditions (including trends in rates, losses and claim frequency), the Company’s growth rate, capital needs at the Company’s operating companies, strategic initiatives, and other factors identified in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	June 30, 2015	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel